SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2008
World Wrestling Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27639	04-2693383

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 East Main Street, Stamford, CT	06902

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 352-8600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On December 31, 2008, World Wrestling Entertainment, Inc. (the “Company”) and Michael Sileck, the Company’s former Chief Operating Officer, entered into a Separation Agreement and Release (the “Agreement”). The Agreement reflects the material terms of the Company’s severance arrangements with Mr. Sileck, which previously were described in the Company’s Current Report on Form 8-K, filed on November 10, 2008, and are incorporated herein by reference.
     A copy of the Agreement is attached as Exhibit 10.1 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits
10.1	Separation Agreement and Release between World Wrestling Entertainment, Inc. and Michael Sileck, dated December 31, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.
By:	/s/ George A. Barrios
George A. Barrios
Chief Financial Officer

Dated: January 6, 2008